SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 9, 2003
                                                          ------------


                                AMREP CORPORATION
                                -----------------
             (Exact name of registrant as specified in its Charter)



            Oklahoma                   1-4702                 59-0936128
            --------                   ------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)          Identification No.)





                 641 Lexington Avenue, New York, New York 10022
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (212) 705-4700
                                                           --------------


                                 Not Applicable
                                 --------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)





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Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits:

               99.1 Press   Release   dated   July  9,  2003   issued  by  AMREP
                    Corporation.

Item 9.  Regulation FD Disclosure.

     In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

     On July 9, 2003 AMREP Corporation issued a press release that reported its results of operations for the three months and twelve months ending April 30, 2003 and its financial condition at that date. The text of that release is attached as Exhibit 99.1 to this Report. This Report and its Exhibit are furnished to, and not filed with, the Commission. The information in the first four paragraphs of Exhibit 99.1 contains information required to be furnished under this Item 12.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         AMREP Corporation

Date:  July 11, 2003                                     By: /s/ Peter M. Pizza
                                                         ----------------------
                                                         Peter M. Pizza
                                                         Vice President and
                                                         Chief Financial Officer

                                  Exhibit Index


Exhibit No.                                            Exhibit

   99.1                               Text of Press Release issued July 9, 2003.